Umpqua Holdings Corporation 2nd Quarter 2022 Earnings Presentation Updated September 2, 2022

2 Disclaimer FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction between Umpqua Holdings Corporation (“Umpqua”) and Columbia Banking System, Inc. (“Columbia”), the plans, objectives, expectations and intentions of Umpqua and Columbia, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Umpqua’s and Columbia’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Umpqua’s and Columbia’s respective business strategies, including market acceptance of any new products or services and Umpqua and Columbia’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Umpqua and Columbia are parties; the outcome of any legal proceedings that may be instituted against Umpqua or Columbia; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to satisfy any of the conditions to the transaction on a timely basis or at all; changes in Umpqua’s or Columbia’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Umpqua and Columbia do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the ability to complete the transaction and integration of Umpqua and Columbia successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Umpqua and Columbia. Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2021, and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2022 and June 30, 2022, which are on file with the Securities and Exchange Commission (the “SEC”) and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financial information,” and in other documents Umpqua files with the SEC, and in Columbia’s Registration Statement on Form S-4, its Annual Report on Form 10-K for the year ended December 31, 2021, and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2022 and June 30, 2022, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “Financial Information” and in other documents Columbia files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Umpqua nor Columbia assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

3 Disclaimer (con’t) NON-GAAP FINANCIAL MEASURES In addition to results in accordance with GAAP, this presentation contains certain non-GAAP financial measures. A reconciliation of GAAP to non-GAAP measures is included in the Appendix. We believe presenting certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends, and our financial position. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitution for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

Strategic Updates

5 Synergies anticipated to drive growth in loans, deposits, and fee-based products and services* 2596936-002 Creating a Leading West Coast Franchise Source: S&P Global Market Intelligence; FactSet; Company filings. *Revenue synergies are anticipated but not modeled in EPS accretion guidance. Note: Market data and branch count as of October 9, 2021; Financial data as of quarter ended June 30, 2021; Pro forma financial data shown for 2023 forecasts as of transaction announcement based on underlying forecasts included on slide 14 in the transaction- related slide deck published October 12, 2021 with fully phased-in cost savings for illustrative purposes; Pro forma for Columbia’s completed acquisition of Bank of Commerce. ¹ Core cash EPS excludes standalone intangible amortization, pro forma CDI amortization, amortization of non-PCD fair value mark and amortization of other fair value marks. ² EPS accretion does not assume pro forma excess capital is used for pro forma share repurchases. . . . creating a West Coast regional powerhouse Phoenix Salt Lake City 8 0 5 5 9 0 8 2 8 4 1 5 1 5 1 7 8 5 8 4 5 9 0 5 8 0 5 San Diego Long Beach Los Angeles Sacramento Carson City Boise Portland Tacoma Helena Seattle Tacoma Sacramento Spokane Kennewick Seattle Portland Salem Santa Rosa Redding San Francisco (217) (153) Combined company deepens its foothold in the Northwest and California . . . $50bn assets 15% 2023E ROATCE 44% non-interest bearing deposits 23% / 25% GAAP / core cash1 EPS accretion to Columbia2 80% Commercial loans 8% / 11% GAAP / core cash¹ EPS accretion to Umpqua² Dramatically increases delivery channel for small business lending as Umpqua locations bring upwards of 120 new communities within 19 new MSA’s to Columbia, where small business lending expertise is executed through its branch network The combination increases market density within thriving Idaho markets, moving the pro forma bank to the No. 10 deposit market share position in the state The natural compatibility between specific lending verticals, like leasing from Umpqua and healthcare from Columbia, is expected to provide enhanced opportunity for relationship development and growth Synergies in fee-generating businesses, like Wealth Management and Home Lending, are anticipated to provide additional avenues to grow revenue above expectations Scale and associated talent and technology synergies are expected to increase net-revenue generating opportunities including organic lending expansion into new western markets and deposit- gathering opportunities in existing markets, like southern California ü ü ü ü ü Washington Oregon California $15.3bn deposits $82K median household income ~7.8mm population $16.4bn deposits $70K median household income ~4.3mm population $9.5bn deposits $83K median household income ~39.7mm population

6 Many Integration Milestones Are Independent of Legal Day 1 ◦ Although our closing date is not yet set, we continue to plan for and complete necessary milestones that lead to our scheduled core system conversion date, and many of these projects run independently of legal day 1. Integration planning remains on track to execute a scheduled 1Q 2023 core system conversion. Footnote: Chart highlights select tasks and does not encompass all activity. Some milestones occur over a period of time and not a point in time as represented by the chart.

7 Current Priorities: Integration and Growth ◦ The top priorities at Columbia and Umpqua are to prepare for and execute the seamless integration of our two banks following the closing without disrupting the growth momentum that began in 2H 2020 and that we expect to continue into 2023. ◦ The establishment of the Integration Management Office (IMO) enables our respective front lines to remain focused on what they do best: generating balanced growth in loans, deposits, and fee-based products and services. ◦ We established the IMO to lead our integration, track against key milestones, and ultimately ensure a seamless experience for our teams and clients. ▪ The IMO leadership team includes senior executive leadership from both banks representing operations, technology, finance, legal & regulatory, communications, and project management. ▪ The IMO enables the separation of integration responsibilities from growth initiatives. • Recent progress includes: ◦ Combined company culture framework shared with leaders at cross-company events hosted in multiple markets in Q3 2022. ◦ Continued integration planning supports our scheduled Q1 2023 core system conversion, the timing of which has not changed since the October 2021 announcement of our intended combination. • Cost savings realization plans are progressing well, and we remain confident our $135 million original target will be achievable. • We are prepared to close the transaction after obtaining all required regulatory approvals, which we have not received to date.* ◦ Following the pandemic-driven slow-down in non-PPP loan generation, each of Columbia and Umpqua re-established growth momentum in 2H 2020. ◦ Non-PPP loan growth at each bank accelerated in 2021, and held strong through year end. Each of the banks’ pipelines and 2Q 2022 results support our favorable outlook through 2022 and into 2023 at each of our respective banks outside significant economic deterioration, which we have not seen to date. ◦ We expect product synergies and our larger pro forma balance sheet, alongside the proven success of relationship-driven operation models at Columbia and Umpqua, to support a favorable growth profile at our combined organization post-closing. ◦ See Appendix for a numerical example of the power we expect our larger pro forma balance sheet to support following closing. Integration Update Growth Update *As of September 2, 2022.

8 Revenue: Scale Expected to Enhance Opportunities Lend with a bigger balance sheet Magnifies the opportunity to grow the loan book as it reduces the need to participate out larger deals, favorably impacting new business and enabling the expansion of existing client relationships. Increases customer retention as small business customers can travel with us from inception through their corporate lending needs, which limits the number of customers who grow out of the bank. Enhances loan portfolio granularity and diversification, which supports the pro forma bank’s risk profile and presents additional opportunities to expand existing verticals (e.g., healthcare and leasing). Invest in net-revenue generating business opportunities given expected enhanced profitability Increases ability to explore new risk-appropriate verticals that provide attractive returns and further balance sheet diversification (e.g., the addition of a new national vertical without shifting away from our local strategy). Opens opportunities to organically expand into other Western markets as the larger bank is expected to be attractive to sophisticated customers and the talent needed to serve them. Grow non-interest, non-mortgage fee income by expanding relationships with combined customer base Broadens overall Wealth Management reach by extending Columbia Trust and Columbia Bank Financial Services across the combined client base. Generates additional opportunities to deepen relationships as data science capabilities from Umpqua that provide customer behavior analysis are applied across a broader customer base. For example, analytics uncover a customer who makes routine, large deposits and does not use treasury management services: this provides a “Smart Lead” to a banker to improve customer satisfaction while generating additional income for the bank. ü Our combination would enable us to: ü ü + + + + + + +

Financial Highlights & Summary Financial Statements Q2 2022

10 Total gross loans and leases increased $1.5 billion due to significant activity across business lines, portfolio classes, and geographies. Q2 2022 Highlights (Compared to Q1 2022) Deposit balances decreased by $567.2 million or (2.1)%. A continued decline in time deposits and customer tax payments contributed to balance contraction during the quarter. Net interest income increased by $19.4 million on a quarter-to-quarter basis due to the favorable impact of rising interest rates and the deployment of cash into loans. The provision for credit losses of $18.7 million compares to a provision of $4.8 million for the first quarter of 2022. The current quarter's provision reflects allowance requirements for new loan generation, changes in economic forecasts used in credit models, and loan mix changes. Net charge-offs increased by one basis point to 0.11% of average loans and leases (annualized). Charge-off activity within the FinPac portfolio remained below its historical average for the fourth consecutive quarter. Non-interest income decreased by $24.7 million, reflective of a smaller net fair value gain related to cumulative fair value adjustments, which declined to a fair value gain of $1.0 million in the second quarter from $23.5 million in the first quarter. Higher revenue from service charges and card- based fee income offset lower swap and mortgage gain-on-sale revenue. Non-interest expense decreased by $2.9 million due to lower salaries and employee benefits expense and lower exit and disposal costs, partially offset by higher consulting fees. Non-performing assets to total assets was 0.15%, compared to 0.14% at March 31, 2022. Total risk-based capital ratio of 13.5% and tier 1 risk-based capital ratio of 11.0%. Declared a quarterly cash dividend of $0.21 per common share on July 20, 2022, paid August 15, 2022, to holders of record as of August 1, 2022.

11 Performance Ratios Footnotes: (1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 21% tax rate. (2) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided on slide 16. (3) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Reported Net interest margin (1) 3.41% 3.14% 3.15% 3.21% 3.20 % Efficiency ratio 59.12% 59.02% 63.10% 59.44% 58.96 % Pre-provision net revenue (PPNR) return on average assets (3) 1.64% 1.67% 1.50% 1.62% 1.75 % Return on average assets 1.04% 1.21% 1.13% 1.40% 1.54 % Return on average common equity 12.20% 13.62% 12.90% 15.82% 17.25 % Return on average tangible common equity (3) 12.23% 13.66% 12.94% 15.88% 17.33 % Operating Adjusted net interest margin (1), (2) 3.38% 3.06% 3.04% 3.04% 3.08 % Operating efficiency ratio (3) 58.27% 62.02% 59.61% 58.94% 56.89 % Operating PPNR return on average assets (3) 1.66% 1.43% 1.58% 1.62% 1.86 % Operating return on average assets (3) 1.06% 1.03% 1.23% 1.40% 1.63 % Operating return on average common equity (3) 12.46% 11.58% 13.98% 15.82% 18.16 % Operating return on average tangible common equity (3) 12.49% 11.62% 14.03% 15.88% 18.24%

12 Summary Income Statement Footnotes: Tables may not foot due to rounding. (1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 21% tax rate. (2) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. (in millions) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Net interest income before provision $248.2 $228.8 $233.4 $235.1 $229.8 Provision (recapture) for credit losses 18.7 4.8 (0.7) (18.9) (23.0) Net interest income after provision 229.5 224.0 234.1 254.0 252.8 Non-interest income 55.2 80.0 82.7 73.7 91.1 Non-interest expense 179.6 182.4 199.7 183.8 189.4 Income before provision for income taxes 105.1 121.5 117.1 143.9 154.4 Provision for income taxes 26.5 30.3 28.8 35.9 38.3 Net income $78.6 $91.2 $88.4 $108.1 $116.1 Earnings per share, diluted $0.36 $0.42 $0.41 $0.49 $0.53 Pre-provision net revenue (1), (2) $123.8 $126.3 $116.4 $125.0 $131.4 Operating pre-provision net revenue (1), (2) $126.0 $108.1 $122.6 $125.0 $139.5 Operating net income (2) $80.3 $77.6 $95.8 $108.0 $122.2 Operating earnings per share, diluted (2) $0.37 $0.36 $0.44 $0.49 $0.55

13 Selected Period-End Balance Sheet Footnotes: Tables may not foot due to rounding. AOCI = Accumulated other comprehensive income. (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation. (in millions) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Total assets $30,135.7 $30,637.1 $30,640.9 $30,891.5 $30,285.0 Interest bearing cash and temporary investments 687.2 2,358.3 2,539.6 3,349.0 2,688.3 Investment securities available for sale, fair value 3,416.7 3,638.1 3,870.4 3,723.2 3,474.0 Loans and leases, gross 24,432.7 22,975.8 22,553.2 21,969.9 22,143.7 Allowance for credit losses on loans and leases (261.1) (248.6) (248.4) (257.6) (279.9) Goodwill and other intangibles, net 6.8 7.8 8.8 10.0 11.1 Deposits 26,132.4 26,699.6 26,594.7 26,908.4 26,153.6 Securities sold under agreements to repurchase 528.0 499.5 492.2 467.8 480.3 Borrowings 6.3 6.3 6.3 6.4 111.4 Total shareholders' equity 2,518.3 2,607.6 2,749.3 2,722.4 2,766.3 Ratios and Per-Share Metrics: Loan to deposit ratio 93.5% 86.1% 84.8% 81.6% 84.7% Book value per common share $11.60 $12.02 $12.69 $12.57 $12.54 Tangible book value per common share (1) $11.57 $11.98 $12.65 $12.52 $12.49 Tangible book value per common share, excluding AOCI (1) $12.99 $12.83 $12.64 $12.43 $12.26 Tangible common equity to tangible assets (1) 8.3% 8.5% 8.9% 8.8% 9.1% Tangible common equity to tangible assets, excluding AOCI (1) 9.4% 9.1% 8.9% 8.7% 8.9%

Income Statement Highlights & Segment Financials Q2 2022

15 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Interest Income $229.8 $235.1 $233.4 $228.8 $248.2 Accretion Related to Acquired Loans (2.3) (2.0) (1.6) (1.4) (1.1) PPP Accrued Interest (4.6) (2.7) (1.4) (0.7) (0.4) PPP Processing Fees (15.8) (15.6) (9.6) (6.1) (2.4) Net Interest Income excluding acquired loan accretion and PPP $207.1 $214.8 $220.8 $220.6 $244.3 Net Interest Income Net Interest Income $229.8 $235.1 $233.4 $228.8 $248.2 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $150.0 $160.0 $170.0 $180.0 $190.0 $200.0 $210.0 $220.0 $230.0 $240.0 $250.0 $260.0 Net Interest Income excluding acquired loan accretion and PPP $207.1 $214.8 $220.8 $220.6 $244.3 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $150.0 $160.0 $170.0 $180.0 $190.0 $200.0 $210.0 $220.0 $230.0 $240.0 $250.0 (in m ill io ns ) (in m ill io ns )

16 NIM – MBS & CMO Premium Amortization & Recapture Details Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 MBS & CMO Premium in $ millions (Amortization)/Recapture $(2.6)mm $(1.6)mm $(2.3)mm $0.3mm $(1.3)mm Net NIM Impact in basis points Accretive/(Dilutive) (0.04) % (0.02) % (0.03) % 0.00% (0.02) % Net Interest Margin Footnotes: 1. PPP net impact includes both accrued interest on PPP loans and PPP processing fees. 2. Chart Abbreviations: LHFI = loans held for investment; PPP = Paycheck Protection Program; PAA = purchase accounting adjustments. Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Interest Margin 3.20% 3.21% 3.15% 3.14% 3.41% (Accretion) Related to Acquired Loans (0.03) % (0.03) % (0.02) % (0.02) % (0.01) % (Accretion)/Dilution Related to Net PPP Impact¹ (0.09) % (0.14) % (0.09) % (0.06) % (0.02) % Net Interest Margin excluding acquired loan accretion and PPP 3.08% 3.04% 3.04% 3.06% 3.38 % Net Interest Margin Comparison 3.20% 3.21% 3.15% 3.14% 3.41% 3.08% 3.04% 3.04% 3.06% 3.38% Net Interest Margin Net Interest Margin excluding acquired loan accretion and PPP Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 —% 1.00% 2.00% 3.00% 4.00% Net Interest Margin Q1 2022 vs Q2 2022 3.14% 0.18% (0.05)% 0.13% 0.01% 3.41% Q1 2022 Reported LHFI - Not PPP/PAA² LHFI - PPP/ PAA² Interest- Bearing Cash Other Inputs Q2 2022 Reported

17 Loan Repricing Detail1,2 (in millions) Q1 2022 Q2 2022 Q1 2022 Q2 2022 Fixed $ 7,724 $ 8,513 34% 35 % PPP 178 105 1% — % Prime 1,815 1,835 8% 8% 1 Month 5,452 5,524 24% 23 % Floating 7,267 7,359 32% 31 % Prime 303 314 1% 1% 6 month 4,203 4,930 18% 20% 1 Year 1,122 1,043 5% 4% 3 Year 212 205 1% 1% 5 Year 1,338 1,301 6% 5% 10 Year 569 607 2% 3 % Adjustable 7,747 8,400 33% 34 % Total $ 22,916 $ 24,377 100% 100 % Loan Maturities at June 30, 2022 <=6 7 to 12 13 to 24 25 to 36 37 to 60 61+ (in millions) Mos Mos Mos Mos Mos Mos Total Fixed $ 1,307 $ 155 $ 309 $ 543 $ 1,242 $ 5,062 $ 8,618 Floating 701 461 861 502 858 3,976 7,359 Adjustable 50 25 96 197 482 7,550 8,400 Total $ 2,058 $ 641 $ 1,266 $ 1,242 $ 2,582 $ 16,588 $ 24,377 Upward Rate Change to Move from Floor at June 30, 2022 Loans at Floor <25 26-50 51-75 76-100 101-125 126-150 >150 Balance (in millions) bps bps bps bps bps bps bps Total Floating $ 19 $ 3 $ — $ 9 $ 4 $ — $ 2 $ 37 Adjustable 50 106 604 327 141 39 22 1,289 Total $ 69 $ 109 $ 604 $ 336 $ 145 $ 39 $ 24 $ 1,326 Weighted Average Rate Change to Move Above Floor Floating 0.09% 0.50% 0.74% 0.92% 1.17% 1.50% 2.84% 0.58 % Adjustable 0.04% 0.40% 0.59% 0.84% 1.09% 1.33% 2.14% 0.72 % Interest Rate Sensitivity: Loans Footnotes: 1. Index rates are mapped to the closest material index. 2. Deferred fees and costs drive variances between loan totals on this slide and loan totals in the earnings press release. 3. Loans were grouped into three buckets: (1) No Floor: no contractual floor on the loan; (2) At Floor: current rate = floor; (3) Above Floor: current rate exceeds floor. The amount above the floor was based on the current margin plus the current index assuming the loan repriced on June 30, 2022. The adjustable loans may not reprice until well into the future, depending on the timing and size of interest rate changes. Floors: Floating and Adjustable Rate Loans at June 30, 20223 (in millions) No Floor At Floor Above Floor Total Floating $4,677 $37 $2,645 $7,359 Adjustable 1,250 1,289 5,861 8,400 Total $5,927 $1,326 $8,506 $15,759 % of Total 38% 8% 54% 100%

18 Interest Rate Sensitivity: Balance Sheet Is Asset Sensitive Interest Rate Simulation Impact on Net Interest Income1 Year 1 Year 2 Year 1 Year 2 Ramp Shock Up 400 basis points 7.9% 17.1% 14.3% 20.9% Up 300 basis points 5.9% 12.9% 10.7% 15.7% Up 200 basis points 4.0% 8.7% 7.2% 10.6% Up 100 basis points 2.0% 4.3% 3.7% 5.4% Down 100 basis points (4.2)% (10.2)% (8.6)% (11.4)% Footnotes: 1. For the scenarios shown, the interest rate simulations assume a parallel and sustained shift in market interest rates ratably over a twelve-month period (ramp) or immediately (shock). There is no change in the composition of the size of the balance sheet in either scenario. Interest rate sensitivity in the first year of the net interest income simulation for increasing interest rate ramp scenarios is negatively impacted by the cost of non-maturity deposits repricing immediately while interest earning assets reprice at a slower rate. 2. Deposit repricing betas are calculated between Q3 2015 and Q3 2019. We use Q3 2019 as our end point despite a 50-basis point reduction in the fed funds target rate during the quarter as it represents our peak deposit costs during the last rising rate cycle and it captures the repricing lag effect. Interest-Bearing Deposit Repricing Beta During the Last Rising-Rate Cycle Cost of Umpqua Deposits Non-Interest Bearing Deposits as % of Total Fed Funds Target Rate Interest- Bearing Total Q4 2021 0.25% 0.11% 0.06% 41.5% Q3 2019 2.00% 1.19% 0.82% 31.8% Q2 2019 2.50% 1.16% 0.81% 31.0% Q3 2015 0.25% 0.24% 0.17% 29.8% Variance: Peak (Peak Value less Q3 2015) +2.25% +0.95% +0.65% Umpqua Beta (based on peak Umpqua deposit rate)2 42% 29% • The simulation repricing beta applied to interest-bearing deposits in the rising rate shock scenarios is 45%, consistent with the actual beta observed in the last rising rate cycle. • Every 10% absolute change to the beta in the +100 basis points shock simulation results in an approximate 1.2% change to the net interest income results. For example: ◦ A 10% decrease to a 45% beta in the +100 basis points shock simulation results in a repricing beta of 35% applied to interest-bearing deposits and an approximate 1.2% increase to net interest income. ◦ A 10% increase to a 45% beta in the +100 basis points shock simulation results in a repricing beta of 55% applied to interest-bearing deposits and an approximate 1.2% decrease to net interest income.

19 Non-Interest Income Footnotes: Tables may not foot due to rounding. 1. Commercial product revenue includes Swaps, M&A Advisory, Syndication, and International Banking revenue. (in millions) For the quarter ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Service charges on deposits $12.0 $11.6 $11.2 $10.9 $10.3 Card-based fees 10.5 8.7 9.4 9.1 10.3 Brokerage revenue — — — — 1.1 Residential mortgage banking revenue, net 30.5 60.8 43.2 34.2 44.4 Loss on equity securities, net (2.1) (2.7) (0.5) (0.3) — Gain on loan and lease sales, net 1.3 2.3 4.8 4.2 5.3 BOLI income 2.1 2.1 2.1 2.0 2.1 Other Income Commercial product revenue¹ $4.1 $5.3 $9.0 $3.8 $8.1 Commercial servicing revenue 0.7 0.8 0.7 0.8 0.7 Loan-related fees 3.1 3.1 3.1 3.0 3.0 Change in fair value of certain loans held for investment (15.2) (21.0) (2.7) 3.4 2.8 Misc. Income 0.8 1.9 2.7 1.2 7.4 Swap Derivative Gain/(Loss) 7.3 7.0 (0.3) 1.4 (4.5)

20 $189.4 $183.8 $199.7 $182.4 $179.6 59.0% 59.4% 63.1% 59.0% 59.1% Non-interest expense Efficiency ratio Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $155.0 $160.0 $165.0 $170.0 $175.0 $180.0 $185.0 $190.0 $195.0 $200.0 $205.0 $210.0 $215.0 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% Non-Interest Expense Non-Interest Expense and Efficiency Ratio (in millions) Non-Interest Expense Bridge (in millions) $182.4 $(1.7) $(1.1) $(1.6) $2.1 $(2.6) $0.4 $1.7 $179.6 Q 1 20 22 N on -In te re st E xp en se Pa yr ol l T ax es Ho m e Le nd in g Di re ct E xp en se FD IC A ss es sm en ts Co ns ul tin g Fe es Ex it & Di sp os al C os ts M er ge r-r el at ed E xp en se s O th er Q 2 20 22 N on -In te re st E xp en se

21 Segments - Core Banking Footnotes: 1. Represents the internal charge of centrally provided support services and other corporate overhead to the mortgage banking segment. (In Thousands) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Net interest income $ 247,009 $ 227,087 $ 231,250 $ 232,348 $ 226,915 Provision (recapture) for credit losses 18,692 4,804 (736) (18,919) (22,996) Non-interest income Gain on sale of debt securities, net — 2 4 — — (Loss) gain on equity securities, net (2,075) (2,661) (466) (343) 4 Gain (loss) on swap derivatives, net 7,337 7,047 (303) 1,429 (4,481) Change in fair value of certain loans held for investment (15,210) (21,049) (2,672) 3,432 2,782 Non-interest income (excluding above items) 34,461 35,650 42,812 34,849 48,151 Total non-interest income 24,513 18,989 39,375 39,367 46,456 Non-interest expense Merger related expenses 2,672 2,278 15,183 — — Exit and disposal costs 442 3,033 3,022 3,813 4,728 Non-interest expense (excluding above items) 148,946 148,423 150,587 146,931 146,877 Allocated expenses, net1 3,702 3,735 4,314 3,680 970 Total non-interest expense 155,762 157,469 173,106 154,424 152,575 Income before income taxes 97,068 83,803 98,255 136,210 143,792 Provision for income taxes 24,530 20,917 24,067 33,945 35,630 Net income $ 72,538 $ 62,886 $ 74,188 $ 102,265 $ 108,162 Effective Tax Rate 25% 25% 24% 25% 25 % Efficiency Ratio 57% 64% 64% 57% 56 % Total assets $ 29,721,590 $ 30,153,079 $ 30,155,058 $ 30,419,108 $ 29,720,182 Total loans and leases $ 24,432,678 $ 22,975,761 $ 22,553,180 $ 21,969,940 $ 22,143,739 Total deposits $ 25,925,294 $ 26,479,078 $ 26,370,568 $ 26,510,938 $ 25,820,776 Key Rates, end of period: 10 year CMT 2.98% 2.32% 1.52% 1.52% 1.45 % FHLMC 30 year fixed 5.70% 4.67% 3.11% 3.01% 2.98%

22 Segments - Mortgage Banking Footnotes: 1. Represents the internal charge of centrally provided support services and other corporate overhead to the Mortgage Banking segment, partially offset by allocations from the Mortgage Banking segment to Core Banking for new portfolio loan originations and portfolio servicing costs. (In Thousands) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Net interest income $ 1,161 $ 1,676 $ 2,129 $ 2,726 $ 2,848 Provision for credit losses — — — — — Non-interest income Residential mortgage banking revenue: Origination and sale 15,101 16,844 23,624 30,293 41,367 Servicing 9,505 9,140 9,457 9,172 9,120 Change in fair value of MSR asset: Changes due to collection/realization of expected cash flows over time (4,961) (5,347) (5,311) (4,681) (4,366) Changes due to valuation inputs or assumptions 10,899 40,149 15,415 (634) (1,678) Non-interest income (excluding above items) 178 194 178 188 176 Total non-interest income 30,722 60,980 43,363 34,338 44,619 Non-interest expense Non-interest expense 27,514 28,696 30,919 33,009 37,795 Allocated expenses, net1 (3,702) (3,735) (4,314) (3,680) (970) Total non-interest expense 23,812 24,961 26,605 29,329 36,825 Income before income taxes 8,071 37,695 18,887 7,735 10,642 Provision for income taxes 2,018 9,424 4,721 1,934 2,661 Net income $ 6,053 $ 28,271 $ 14,166 $ 5,801 $ 7,981 Effective Tax Rate 25% 25% 25% 25% 25 % Efficiency Ratio 75% 40% 58% 79% 78 % Total assets $ 414,104 $ 484,047 $ 485,878 $ 472,371 $ 564,783 Loans held for sale $ 228,889 $ 309,946 $ 353,105 $ 352,466 $ 429,052 Total deposits $ 207,129 $ 220,509 $ 224,117 $ 397,459 $ 332,777 Key Rates, end of period: 10 year CMT 2.98% 2.32% 1.52% 1.52% 1.45 % FHLMC 30 year fixed 5.70% 4.67% 3.11% 3.01% 2.98 % For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 LHFS Production Statistics: Closed loan volume for-sale $ 576,532 $ 649,122 $ 871,268 $ 987,281 $ 1,253,023 Gain on sale margin 2.62% 2.59% 2.71% 3.07% 3.30% Direct LHFS expense $ 13,197 $ 14,296 $ 18,150 $ 19,958 $ 25,459 Direct LHFS expenses as % of volume 2.29% 2.20% 2.08% 2.02% 2.03 % MSR Statistics: Residential mortgage loans serviced for others $ 12,932,747 $ 12,810,574 $ 12,755,671 $ 12,853,291 $ 12,897,032 MSR, net $ 179,558 $ 165,807 $ 123,615 $ 105,834 $ 102,699 MSR as % of serviced portfolio 1.39% 1.29% 0.97% 0.82% 0.80%

Balance Sheet Highlights Q2 2022

24 Q2 2022 Loan Roll Forward $22,976 $2,339 $282 ($876) ($209) ($71) ($8) $24,433 Beginning Balance (3/31/2022) New Originations Net Advances/ Payments Payoffs Maturities PPP Other Ending Balance (6/30/2022) $10,000 $12,500 $15,000 $17,500 $20,000 $22,500 $25,000 $27,500 $ in millions

25 Loan and Lease Characteristics: Overall Portfolio and Q2 2022 Production Footnotes: Portfolio statistics and delinquencies as of June 30, 2022. Annualized net charge-off rate for Q2 2022. LTV (loan-to-value), FICO and DSC (debt service coverage) are based on weighted average for portfolio. LTV represents average LTV based on most recent appraisal against updated loan balance. Totals may not foot due to rounding. Mortgage • Portfolio average loan size of $431,000 • 2Q22 average loan size of $518,000 • Portfolio average FICO of 759 and LTV of 63% • 2Q22 average FICO of 768 and LTV of 68% • Total delinquencies of 0.53% • Annualized net charge-off rate of (0.01%) Non-owner Occupied CRE • Portfolio average loan size of $2.0 million • 2Q22 average loan size of $2.3 million • Portfolio average LTV of 54% and DSC of 1.81 • 2Q22 average LTV of 48% and DSC of 1.73 • Total delinquencies of 0.10% • Annualized net charge-off rate of 0.00% Commercial & Industrial • Portfolio average loan size of $647,000 • 2Q22 average loan size of $1.1 million • Total delinquencies of 0.15% • Annualized net charge-off rate of 0.03% Multifamily • Portfolio average loan size of $2.3 million • 2Q22 average loan size of $3.4 million • Portfolio average LTV of 56% and DSC of 1.50 • 2Q22 average LTV of 57% and DSC of 1.43 • Total delinquencies of 0.01% • Annualized net charge-off rate of 0.00% Owner Occupied CRE • Portfolio average loan size of $1.1 million • 2Q22 average loan size of $2.4 million • Portfolio average LTV of 56% and DSC of 1.88 • 2Q22 average LTV of 61% and DSC of 2.51 • Total delinquencies of 0.09% • Annualized net charge-off rate of 0.00% Lease & Equipment Finance (FinPac) • Portfolio average loan & lease size of $38,000 • 2Q22 average loan & lease size of $66,000 • Portfolio average yield: ~10% • Total delinquencies of 2.20% • Annualized net charge-off rate of 1.47% Puget Sound, 15% WA Other, 6% Portland MSA, 13% OR Other, 11% Bay Area, 10% Northern CA, 10% Southern CA, 21% Other, 14% Mortgage, 21% FinPac, 6%C&I, 16% Owner Occupied CRE, 10% Non-OO CRE, 15% Multifamily, 20% Other Loan Categories, 12% Portfolio Composition at June 30, 2022 Geographic Distribution at June 30, 2022

26 Current Expected Credit Loss (“CECL”) Footnotes: 1. Total includes $12.9 mm for Reserve for Unfunded Commitments 2. Total includes $12.8 mm for Reserve for Unfunded Commitments Loan Segment 3/31/2022 Q2 2022 Net Charge-offs Reserve build 6/30/2022 % of loans and leases outstanding Commercial $41,234 ($630) $674 $41,278 1.08 % Lease & Equipment Finance $81,458 ($5,471) $16,422 $92,409 5.86 % CRE $100,376 $65 ($4,107) $96,334 0.78 % Residential/Home Equity $34,139 $216 $4,966 $39,321 0.60 % Consumer $4,275 ($420) $737 $4,592 2.69 % Total $261,482 ¹ ($6,240) $18,692 $273,934 ² 1.12% % of loans and leases outstanding 1.14% 1.12% % of loans and leases outstanding – ex PPP loans 1.15% 1.13 % Allowance For Credit Losses ($ in 000’s) CECL Notes Used Moody’s May Consensus economic forecast Key Components of the Moody’s economic forecast include: • U.S. real GDP average annualized growth of 3.1% in 2022, decreasing to 2.3% in 2023 and 2.1% in 2024 • U.S. unemployment rate average of 3.6% through 2024 • The Federal Reserve is expected to increase the federal funds rate to 2.5% by the end of 2022 with an additional increase to 3.0% in 2023

27 Credit Quality Pr ov is io n or (R ec ap tu re ) Ex pe ns e ($ in m ill io ns ) N on perform ing assets to total assets Provision or (Recapture) Expense & Non-Performing Assets to Total Assets $(23.0) $(18.9) $(0.7) $4.8 $18.7 0.17% 0.17% 0.17% 0.14% 0.15% Provision or (recapture) expense Non Performing Assets To Total Assets Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $(40.0) $(20.0) $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 —% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% C la ss ifi ed L oa ns / To ta l Lo an s C lassified A ssets / R B C Classified Assets 0.74% 0.81% 0.71% 0.87% 0.75% 7.0% 7.7% 7.0% 8.8% 7.8% Classified Loans to Total Loans Classified Assets to Risk-Based Capital Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% A C L ($ in m ill io ns ) A llow ance / Total Loans and Leases Allowance for Credit Losses $294.4 $269.3 $261.2 $261.5 $273.9 1.33% 1.23% 1.16% 1.14% 1.12% Allowance for credit losses Allowance for credit losses to total loans and leases Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $— $40.0 $80.0 $120.0 $160.0 $200.0 $240.0 $280.0 $320.0 $360.0 $400.0 $440.0 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% Net Charge-offs to Average Loans and Leases (annualized) 3.80% 1.21% 1.75% 1.49% 1.47% 0.25% 0.11% 0.13% 0.10% 0.11% Umpqua Bank (ex FinPac) Fin Pac Umpqua Holding Consolidated Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 (0.50)% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 0.01% 0.04% 0.02% 0.00% 0.01%

28 Capital Management Footnotes: 1. Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports. 2. Greater of Regulatory Well Capitalized Threshold or Capital Adequacy Threshold + Capital Conservation Buffer (2.5%). 3.“Excess” Capital defined as capital above thresholds above internal policy limits. All regulatory capital ratios¹ remained in excess of well-capitalized and internal policy limits. Excess capital at the bank level is approximately $168mm. Holding company ratios are shown to the right. Declared a quarterly cash dividend of $0.21 per common share on July 20, 2022, paid August 15, 2022, to holders of record as of August 1, 2022. 8.3% 9.3% 11.0% 11.0% 13.5% 5.0% 7.0% 8.5% 10.5% 6.0% 1.5% 2.0% 0.5% 1.5% 2.3% 2.8% 2.0% 2.0% 1.5% Capital Threshold² In-House Policy Floor "Excess" Capital³ Tangible Common Equity/Tangible Assets Tier 1 Leverage Tier 1 Common Risk-Based Tier 1 Risk-Based Total Risk-Based —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Focused on providing long term value for our shareholders

Appendix • Non-GAAP Reconciliation (Slides 30-34) • Additional Slides Related to the Pending Combination with Columbia (Slides 35-37)

30 Non-GAAP Reconciliation: Tangible Capital (In thousands, except per share data) Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Total shareholders' equity a $2,518,276 $2,607,598 $2,749,270 $2,722,379 $2,766,316 Less: Other intangible assets, net 6,789 7,815 8,840 9,970 11,100 Tangible common shareholders’ equity b 2,511,487 2,599,783 2,740,430 2,712,409 2,755,216 Less: Accumulated other comprehensive income (AOCI) (308,147) (183,756) 1,759 20,209 50,629 Tangible common shareholders’ equity, ex AOCI c 2,819,634 2,783,539 2,738,671 2,692,200 2,704,587 Total assets d $30,135,694 $30,637,126 $30,640,936 $30,891,479 $30,284,965 Less: Other intangible assets, net 6,789 7,815 8,840 9,970 11,100 Tangible assets e 30,128,905 30,629,311 30,632,096 30,881,509 30,273,865 Common shares outstanding at period end f 217,049 216,967 216,626 216,622 220,626 Total shareholders' equity to total assets ratio a / d 8.36% 8.51% 8.97% 8.81% 9.13 % Tangible common equity ratio b / e 8.34% 8.49% 8.95% 8.78% 9.10 % Tangible common equity ratio, ex AOCI c / e 9.36% 9.09% 8.94% 8.72% 8.93 % Book value per common share a / f $11.60 $12.02 $12.69 $12.57 $12.54 Tangible book value per common share b / f $11.57 $11.98 $12.65 $12.52 $12.49 Tangible book value per common share, ex AOCI c / f $12.99 $12.83 $12.64 $12.43 $12.26

31 Non-GAAP Reconciliation: Umpqua - Consolidated Footnotes: (1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 21% tax rate. (In Thousands) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Net interest income (1) c $ 248,522 $ 229,117 $ 233,754 $ 235,452 $ 230,140 Non-interest income (GAAP) d $ 55,235 $ 79,969 $ 82,738 $ 73,705 $ 91,075 Less: non-interest income adjustments a (951) (23,488) (11,978) (3,884) 3,373 Operating non-interest income (non-GAAP) e $ 54,284 $ 56,481 $ 70,760 $ 69,821 $ 94,448 Revenue (GAAP) f $ 303,757 $ 309,086 $ 316,492 $ 309,157 $ 321,215 Operating revenue (non-GAAP) g $ 302,806 $ 285,598 $ 304,514 $ 305,273 $ 324,588 Non-interest expense (GAAP) h $ 179,574 $ 182,430 $ 199,711 $ 183,753 $ 189,400 Less: non-interest expense adjustments b (3,114) (5,311) (18,205) (3,813) (4,728) Operating non-interest expense (non-GAAP) i $ 176,460 $ 177,119 $ 181,506 $ 179,940 $ 184,672 Net income (GAAP) j $ 78,591 $ 91,157 $ 88,354 $ 108,066 $ 116,143 Provision for income taxes 26,548 30,341 28,788 35,879 38,291 Income before provision for income taxes 105,139 121,498 117,142 143,945 154,434 Provision (recapture) for credit losses 18,692 4,804 (736) (18,919) (22,996) Pre-provision net revenue (PPNR) (non-GAAP) k 123,831 126,302 116,406 125,026 131,438 Less: Non-interest income adjustments a (951) (23,488) (11,978) (3,884) 3,373 Add: Non-interest expense adjustments b 3,114 5,311 18,205 3,813 4,728 Operating PPNR (non-GAAP) l $ 125,994 $ 108,125 $ 122,633 $ 124,955 $ 139,539 Net income (GAAP) j $ 78,591 $ 91,157 $ 88,354 $ 108,066 $ 116,143 Less: Non-interest income adjustments a (951) (23,488) (11,978) (3,884) 3,373 Add: Non-interest expense adjustments b 3,114 5,311 18,205 3,813 4,728 Tax effect of adjustments (480) 4,576 1,190 18 (2,025) Operating net income (non-GAAP) m $ 80,274 $ 77,556 $ 95,771 $ 108,013 $ 122,219 (In Thousands) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Non-Interest Income Adjustments Gain on sale of debt securities, net $ — $ 2 $ 4 $ — $ — (Loss) gain on equity securities, net (2,075) (2,661) (466) (343) 4 Gain (loss) on swap derivatives 7,337 7,047 (303) 1,429 (4,481) Change in fair value of certain loans held for investment (15,210) (21,049) (2,672) 3,432 2,782 Change in fair value of MSR due to valuation inputs or assumptions 10,899 40,149 15,415 (634) (1,678) Total non-interest income adjustments a $ 951 $ 23,488 $ 11,978 $ 3,884 $ (3,373) Non-Interest Expense Adjustments Merger related expenses $ 2,672 $ 2,278 $ 15,183 $ — $ — Exit and disposal costs 442 3,033 3,022 3,813 4,728 Total non-interest expense adjustments b $ 3,114 $ 5,311 $ 18,205 $ 3,813 $ 4,728

32 Non-GAAP Reconciliation: Umpqua - Consolidated (con’t) (In Thousands, except per share data) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Select Per-Share & Performance Metrics Earnings-per-share - basic j/r $ 0.36 $ 0.42 $ 0.41 $ 0.49 $ 0.53 Earnings-per-share - diluted j/s $ 0.36 $ 0.42 $ 0.41 $ 0.49 $ 0.53 Efficiency ratio h/f 59.12% 59.02% 63.10% 59.44% 58.96 % PPNR return on average assets k/n 1.64% 1.67% 1.50% 1.62% 1.75 % Return on average assets j/n 1.04% 1.21% 1.13% 1.40% 1.54 % Return on average tangible assets j/o 1.04% 1.21% 1.14% 1.40% 1.55 % Return on average common equity j/p 12.20% 13.62% 12.90% 15.82% 17.25 % Return on average tangible common equity j/q 12.23% 13.66% 12.94% 15.88% 17.33 % Operating Per-Share & Performance Metrics Operating earnings-per-share - basic m/r $ 0.37 $ 0.36 $ 0.44 $ 0.49 $ 0.55 Operating earnings-per-share - diluted m/s $ 0.37 $ 0.36 $ 0.44 $ 0.49 $ 0.55 Operating efficiency ratio i/g 58.27% 62.02% 59.61% 58.94% 56.89 % Operating PPNR return on average assets l/n 1.66% 1.43% 1.58% 1.62% 1.86 % Operating return on average assets m/n 1.06% 1.03% 1.23% 1.40% 1.63 % Operating return on average tangible assets m/o 1.06% 1.03% 1.23% 1.40% 1.63 % Operating return on average common equity m/p 12.46% 11.58% 13.98% 15.82% 18.16 % Operating return on average tangible common equity m/q 12.49% 11.62% 14.03% 15.88% 18.24% (In Thousands) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Average Assets n $ 30,356,903 $ 30,597,413 $ 30,886,378 $ 30,614,374 $ 30,156,017 Less: Average goodwill and other intangible assets, net 7,379 8,407 9,491 10,609 12,615 Average tangible assets o $ 30,349,524 $ 30,589,006 $ 30,876,887 $ 30,603,765 $ 30,143,402 Average common shareholders’ equity p $ 2,584,836 $ 2,715,059 $ 2,717,753 $ 2,709,641 $ 2,700,010 Less: Average goodwill and other intangible assets, net 7,379 8,407 9,491 10,609 12,615 Average tangible common equity q $ 2,577,457 $ 2,706,652 $ 2,708,262 $ 2,699,032 $ 2,687,395 Weighted average basic shares outstanding r 217,030 216,782 216,624 218,416 220,593 Weighted average diluted shares outstanding s 217,279 217,392 217,356 218,978 221,022

33 Non-GAAP Reconciliation: Core Banking Segment Footnotes: (1) Tax exempt interest has been adjusted to a taxable equivalent basis using a 21% tax rate. (2) Includes adjustments related to allocated expenses between the Core Banking and Mortgage Banking segments. (In Thousands) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Net interest income (1) c $ 247,361 $ 227,441 $ 231,625 $ 232,726 $ 227,292 Non-interest income (GAAP) d $ 24,513 $ 18,989 $ 39,375 $ 39,367 $ 46,456 Less: non-interest income adjustments a 9,948 16,661 3,437 (4,518) 1,695 Operating non-interest income (non-GAAP) e $ 34,461 $ 35,650 $ 42,812 $ 34,849 $ 48,151 Revenue (GAAP) f $ 271,874 $ 246,430 $ 271,000 $ 272,093 $ 273,748 Operating revenue (non-GAAP) g $ 281,822 $ 263,091 $ 274,437 $ 267,575 $ 275,443 Non-interest expense (GAAP) (2) h $ 155,762 $ 157,469 $ 173,106 $ 154,424 $ 152,575 Less: non-interest expense adjustments b (3,114) (5,311) (18,205) (3,813) (4,728) Operating non-interest expense (non-GAAP) i $ 152,648 $ 152,158 $ 154,901 $ 150,611 $ 147,847 Net income (GAAP) j $ 72,538 $ 62,886 $ 74,188 $ 102,265 $ 108,162 Provision for income taxes 24,530 20,917 24,067 33,945 35,630 Income before provision for income taxes 97,068 83,803 98,255 136,210 143,792 Provision (recapture) for credit losses 18,692 4,804 (736) (18,919) (22,996) Pre-provision net revenue (PPNR) (non-GAAP) k 115,760 88,607 97,519 117,291 120,796 Less: Non-interest income adjustments a 9,948 16,661 3,437 (4,518) 1,695 Add: Non-interest expense adjustments b 3,114 5,311 18,205 3,813 4,728 Operating PPNR (non-GAAP) l $ 128,822 $ 110,579 $ 119,161 $ 116,586 $ 127,219 Net income (GAAP) j $ 72,538 $ 62,886 $ 74,188 $ 102,265 $ 108,162 Less: Non-interest income adjustments a 9,948 16,661 3,437 (4,518) 1,695 Add: Non-interest expense adjustments b 3,114 5,311 18,205 3,813 4,728 Tax effect of adjustments (3,205) (5,461) (2,664) 177 (1,605) Operating net income (non-GAAP) m $ 82,395 $ 79,397 $ 93,166 $ 101,737 $ 112,980 (In Thousands) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Non-Interest Income Adjustments Gain on sale of debt securities, net $ — $ 2 $ 4 $ — $ — (Loss) gain on equity securities, net (2,075) (2,661) (466) (343) 4 Gain (loss) on swap derivatives 7,337 7,047 (303) 1,429 (4,481) Change in fair value of certain loans held for investment (15,210) (21,049) (2,672) 3,432 2,782 Total non-interest income adjustments a $ (9,948) $ (16,661) $ (3,437) $ 4,518 $ (1,695) Non-interest Expense Adjustments Merger related expenses $ 2,672 $ 2,278 $ 15,183 $ — $ — Exit and disposal costs 442 3,033 3,022 3,813 4,728 Total non-interest expense adjustments b $ 3,114 $ 5,311 $ 18,205 $ 3,813 $ 4,728 Efficiency ratio h/f 57.29% 63.90% 63.88% 56.75% 55.74 % Operating efficiency ratio i/g 54.16% 57.83% 56.44% 56.29% 53.68 % Core Banking net income / Consolidated net income 92.30% 68.99% 83.97% 94.63% 93.13 % Core Banking operating net income / Consolidated operating net income 102.64% 102.37% 97.28% 94.19% 92.44%

34 Non-GAAP Reconciliation: Mortgage Banking Segment Footnotes: (1) Includes adjustments related to allocated expenses between the Core Banking and Mortgage Banking segments. (In Thousands) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Net interest income c $ 1,161 $ 1,676 $ 2,129 $ 2,726 $ 2,848 Non-interest income (GAAP) d $ 30,722 $ 60,980 $ 43,363 $ 34,338 $ 44,619 Less: non-interest income adjustments a (10,899) (40,149) (15,415) 634 1,678 Operating non-interest income (non-GAAP) e $ 19,823 $ 20,831 $ 27,948 $34,972 $46,297 Revenue (GAAP) f $ 31,883 $ 62,656 $ 45,492 $ 37,064 $ 47,467 Operating revenue (non-GAAP) g $ 20,984 $ 22,507 $ 30,077 $ 37,698 $ 49,145 Non-interest expense (GAAP) (1) h $ 23,812 $ 24,961 $ 26,605 $ 29,329 $ 36,825 Less: non-interest expense adjustments b — — — — — Operating non-interest expense (non-GAAP) i $ 23,812 $ 24,961 $ 26,605 $ 29,329 $ 36,825 Net income (GAAP) j $ 6,053 $ 28,271 $ 14,166 $ 5,801 $ 7,981 Provision for income taxes 2,018 9,424 4,721 1,934 2,661 Income before provision for income taxes 8,071 37,695 18,887 7,735 10,642 Provision for credit losses — — — — — Pre-provision net revenue (PPNR) (non-GAAP) k 8,071 37,695 18,887 7,735 10,642 Less: Non-interest income adjustments a (10,899) (40,149) (15,415) 634 1,678 Add: Non-interest expense adjustments b — — — — — Operating PPNR (non-GAAP) l $ (2,828) $ (2,454) $ 3,472 $ 8,369 $ 12,320 Net income (GAAP) j $ 6,053 $ 28,271 $ 14,166 $ 5,801 $ 7,981 Less: Non-interest income adjustments a (10,899) (40,149) (15,415) 634 1,678 Add: Non-interest expense adjustments b — — — — — Tax effect of adjustments 2,725 10,037 3,854 (159) (420) Operating net income (non-GAAP) m $ (2,121) $ (1,841) $ 2,605 $ 6,276 $ 9,239 (In Thousands) For the Quarter Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Non-Interest Income Adjustments Change in fair value of MSR due to valuation inputs or assumptions $ 10,899 $ 40,149 $ 15,415 $ (634) $ (1,678) Total non-interest income adjustments a $ 10,899 $ 40,149 $ 15,415 $ (634) $ (1,678) Total non-interest expense adjustments b $ — $ — $ — $ — $ — Efficiency ratio h/f 74.69% 39.84% 58.48% 79.13% 77.58 % Operating efficiency ratio i/g 113.48% 110.90% 88.46% 77.80% 74.93 % Mortgage Banking net income / Consolidated net income 7.70% 31.01% 16.03% 5.37% 6.87 % Mortgage Banking operating net income / Consolidated operating net income (2.64) % (2.37) % 2.72% 5.81% 7.56%

35 • The opportunities to grow the loan book by expanding business with our existing customer base are dramatic, and they are potentially multiplicative as we continue to win business in our markets. Note: $ in millions. LQA = linked-quarter annualized. * TCE used (instead of risk-based capital) given prior disclosure for pro forma TCE. See slide 37 for the calculation of pro forma TCE, which is based on financial data for the quarter ended June 30, 2021, and market data as of October 11, 2021. ** The loan amounts and opportunities displayed on this slide are hypothetical and should only be viewed as illustrative examples. The internal hold limit of the pro forma company following closing is expected to be determined by the pro forma company's board. ^ Amount of loan application above hypothetical loan amount presented in the left-side table. For example, based on the hypothetical loan amounts in the left-most column in the right table, a loan application at Columbia for $50 million would result in a $20 million loan for Columbia's balance sheet and the participation out of $30 million, and a loan application at Umpqua for $50 million would result in a $35 million loan for Umpqua's balance sheet and the participation out of $15 million. The pro forma company's larger balance sheet (and correspondingly larger capital position) would enable the pro forma company to hold the entire $50 million loan while maintaining the same (or better) level of diversity and granularity. (a) Columbia 9/30/21 Tangible Common Equity* $1,536 (b) Umpqua 9/30/21 Tangible Common Equity* $2,712 (c) Pro Forma Company Tangible Common Equity* $4,412 Opportunities Many Some A Few Columbia Perspective (d) Loan Amount: Hypothetical** $20 $35 $60 (e) = (d) ÷ (a) % of Columbia 9/30/21 TCE 1.30% 2.28% 3.91% Umpqua Perspective (f) Loan Amount: Hypothetical** $35 $60 $100 (g) = (f) ÷ (b) % of Umpqua 9/30/21 TCE 1.29% 2.21% 3.69% Pro Forma Company (h) = avg of (e) & Average of Columbia & Umpqua 9/30/21 TCE 1.30% 2.25% 3.80% (i) = (c) x (h) Pro Forma Loan Amount** $57 $99 $167 A High-Quality Prospect… Adds to Loan Growth Lost Opportunity Net Benefit to the Pro Forma Bank Columbia Perspective Umpqua Perspective …applies for a $50 million loan Columbia Perspective: Today $20 $30 Umpqua Perspective: Today $35 $15 Pro Forma $50 $0 $30 $15 …applies for a $75 million loan Columbia Perspective: Today $35 $40 Umpqua Perspective: Today $60 $15 Pro Forma $75 $0 $40 $15 …applies for a $150 million loan Columbia Perspective: Today $60 $90 Umpqua Perspective: Today $100 $50 Pro Forma $150 $0 $90 $50 The Power of a Larger Balance Sheet: A Hypothetical Example 9/30/2021 Tangible Common Equity Columbia Umpqua Total Shareholders’ Equity $2,323 $2,722 -Preferred Equity $0 $0 -Goodwill -$766 $0 -Other Intangible Asset, net -$21 -$10 Tangible Common Equity $1,536 $2,712

36 Non-GAAP Reconciliation: GAAP and Core Cash Earnings per Share Accretion Source: S&P Global Market Intelligence, FactSet, Company filings; Note: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Pro forma adjustments assume 26% marginal tax rate; Assumes fully phased-in cost savings for illustrative purposes ¹ $135mm fully phased-in reduction in combined company’s total noninterest expense base for illustrative purposes, quarterly synergies grown at 3.0% on an annual basis starting in 2023; Anticipated 66% phase-in during 2023 results in 17.5% GAAP and 19.2% cash EPS accretion for Columbia, and 2.6% GAAP and 6.2% cash EPS accretion for Umpqua ² Core deposit intangible estimate of 65bps ($108mm pre-tax) on non-time deposits, amortized through earnings over 10 years (sum-of-the-years-digits) ³ Loan rate mark of $76mm (pre-tax), amortized through earnings over 6 years (sum-of-the-years-digits) 4 HTM security rate mark of -$4mm (pre-tax), accreted through earnings over 6 years (sum-of-the-years-digits) 5 AOCI mark of $54mm (after-tax), amortized through earnings over 6 years (sum-of-the-years-digits) 6 Assumes ~$2mm (after-tax) per quarter run-down of rate collar accretion 7 Real estate mark of $20mm (pre-tax), amortized through earnings over 20 years (straight line) 8 Based on $104mm pre-tax reserve allocated to non-PCD loans (65%), accreted through earnings over 4 years (sum-of-the-years-digits) 9 Pro forma diluted shares outstanding include Columbia shares and shares issued to Umpqua based on 0.5958x exchange ratio 10 Assumes no standalone and pro forma repurchases

37 Non-GAAP Reconciliation: Purchase Accounting Summary Source: S&P Global Market Intelligence, FactSet, Company filings; See slide 14 in the deal-related slide deck published October 12, 2021, for “Key financial assumptions” for 2023 underlying forecasts Note: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Pro forma adjustments assume 26% marginal tax rate; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings; Assumes neither company repurchases shares between deal announcement and deal close ¹ Estimated Umpqua tangible common equity at close based on Q3 2021 – Q2 2022 consensus earnings and dividend estimates, and $78mm share repurchases completed in Q3 2021 (4mm shares). Communicated Umpqua NextGen cost savings targets are separate from deal- related cost savings as they are expected to be largely realized ahead of the transaction’s anticipated close ² Based on 0.5958 shares of Columbia stock for each Umpqua common share outstanding ³ Based on expectations and assumptions as of announcement date; subject to change at transaction closing (estimated at June 30, 2022 for illustrative purposes) 4 Based on $104mm pre-tax reserve allocated to non-PCD loans (65%) 5 Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone Columbia tangible book value per share Tangible Book Value per Share Dilution Calculation of Intangibles Created